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                                                                   EXHIBIT 10.19

                             AMENDMENT NUMBER TWO
                                      TO
                     LICENSING  AND WAFER SUPPLY AGREEMENT

     This Amendment Number Two (the "Amendment"), dated as of June 16, 1998, amends the Licensing and Wafer Supply Agreement dated as of June 17, 1993, as amended by Amendment Number One to Licensing and Wafer Supply Agreement dated September 21, 1995 (the "OKI Agreement"), by and between OKI Electric Industry Co., Ltd. ("OKI"), a Japanese corporation, and Power Integrations, Inc., a Delaware corporation (the "Company"). Unless specifically designated otherwise, capitalized terms used herein shall have the same meanings given them in the OKI Agreement.

                                   RECITALS
                                   --------

     WHEREAS, pursuant to the terms of the OKI Agreement, the Company grants to OKI licenses of certain of the Company's intellectual property and the Company acquires from OKI fabrication and supply of wafers of certain Power IC products;

     WHEREAS, the OKI Agreement expires five (5) years from its Effective Date;

     WHEREAS, the Company and OKI desire to extend the term of the OKI
Agreement;

     WHEREAS, in accordance with Section 23.8 of the OKI Agreement, the OKI Agreement may be extended by an instrument in writing duly executed by authorized officers of OKI and the Company;

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements of the parties contained herein, the parties hereby agree to amend the OKI Agreement as follows:

                                   AGREEMENT
                                   ---------

     1.   Article 20 shall be amended and restated to read in full as follows:

          "The term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until August 1, 1998, unless sooner terminated as provided herein."

     2. This Amendment shall be governed in accordance with the laws of the State of California, without regard to conflict of law principles.

     3. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     4. Except as amended hereby, the OKI Agreement remains in full force and effect.

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     IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their duly authorized representatives.


OKI ELECTRIC INDUSTRY CO., LTD.                 POWER INTEGRATIONS, INC.

    /s/ TAIJI USUI                                  /s/ CLIFFORD D. WALKER
By:__________________________________           By:_____________________________
        GENERAL MANAGER                                 VICE PRESIDENT
Title:_______________________________           Title:__________________________

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